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                                                                  Exhibit 10.2.3

                            THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (hereinafter called the "Third Amendment") is made and entered into this 8th day of June, 1999 by and between PRINCIPAL LIFE INSURANCE COMPANY f/k/a Principal Mutual Life Insurance Company (the "Landlord"), an Iowa corporation, and SEQUOIA SOFTWARE, Corporation, a Maryland Corporation (successor in interest to Sequoia Imaging, L.L.C.) (the "Tenant").

                               W I T N E S E T H:

       WHEREAS, Landlord and Tenant entered into a lease dated August 18, 1995, a First Amendment to Lease dated October 24, 1997, and a Second Amendment to Lease dated November 9, 1998 (collectively referred to as the "Lease") pursuant to which the Tenant agreed to lease and the Landlord agreed to rent certain premises consisting of approximately 20,512 rentable square feet of floor area (referred to in the Lease as "the Premises" and hereinafter referred to as the "Original Premises") and located in a building ("the Building") at 5457 Twin Knolls Road, Suites 310 and 201 in Columbia, Maryland 21045.

       WHEREAS, the parties hereto wish to amend the Lease in order to expand the Premises, modify the rental amount payable, and otherwise to amend the Lease as hereinafter set forth.

       NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. Landlord and Tenant hereby agree that Tenant shall expand the Premises by 1,123 rentable square feet of space located on the third floor of the Building (hereinafter referred to as the "Expansion Premises") as shown on Exhibit A-1 attached hereto. From the Third Amendment Effective Date (defined in Paragraph 2, herein) the term "Premises" as used herein and under the Lease shall refer to the Premises so expanded.

       2. The effective date of this Third Amendment (the "Third Amendment Effective Date") shall be August 1, 1999. If Landlord is unable to deliver possession of the Expansion Premises to tenant on the Effective Date, the terms of this Third Amendment and the Lease shall not be void or voidable, nor shall Landlord be Liable to Tenant for any loss or damage resulting therefrom. If such delay in delivery of the Premises results from a cause other than Tenant Delay (as defined in the Lease), the Third Amendment Effective Date shall be extended to the date on which Landlord delivers possession of the Expansion Premises to Tenant with all of the improvements set forth in Section 6 below completed.

       3. As of the Third Amendment Effective Date, Section 1.2 of the Lease is hereby amended by inserting 21,635 rentable square feet as the new increased area of the Premises, and inserting 31.37% as Tenant's new percentage of the building.

       4. As of the Third Amendment Effective Date, Section 1.4 of the Lease is hereby deleted and the following language inserted in lieu thereof:

       "1.4 Rent. The basic rent ("Rent") shall be as follows:

                Time Period                             Monthly Rent
                -----------                             ------------
       August, 1999 - September, 1999                    $32,724.53
       October, 1999                                     $33,720.55
       November, 1999 - July, 2000                       $33,867.58
       August, 2000 - September, 2000                    $33,905.01
       October, 2000                                     $34,746.68
       November, 2000 - July, 2001                       $35,717.68
       August, 2001 - July 31, 2002                      $36,760.19


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       In addition to the Rent, Tenant shall pay as additional rent increases in Operating Costs as described in Section 9 of the Lease, increases in Property Taxes as described in Section 10 of the Lease, all of which shall be deemed additional rent due under the Lease."

       5. Landlord and Tenant hereby agree that the "Base Services Year" as defined in Section 9.1.3 of the Lease and "Base Tax Year" as defined in
Section 10.1.3 of the Lease shall remain unchanged for Suite 310; however, for Suite 201, the "Base Services Year" shall be determined as the Calendar Year this Third Amendment commences and the "Base Tax Year" shall be the 1999-2000 Tax Year.

       6. Landlord, at Landlord's sole cost and expense, shall make the following improvements to the Expansion Premises:

   - Landlord shall make the wall modifications as shown on the attached Exhibit A-2;

   - replace the existing carpet in the Expansion Premises with building standard thirty ounce (30 oz.) cut pile carpet;

   - repaint the walls, doors and door frames of the Expansion Premises with two (2) coats of building standard paint;

   - remove drywall ceiling as shown on the attached Exhibit A-2 and install new ceiling grid and ceiling tile in lieu thereof; and

   -   Landlord shall install two (2) new duplex outlets in all new offices.

The Original Premises shall continue to be leased to Tenant in its existing "as-is" configuration and condition.

       7. Except as expressly amended by this Third Amendment, the Agreement of the Lease shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.


WITNESS:                           PRINCIPAL LIFE INSURANCE COMPANY,
                                   f/k/a PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


/s/ MARIE MILLER                   BY: /s/ VANCE VOSS
----------------------------          ------------------------------------------
                                      Vance Voss
                                      Assistant Director
                                      Commercial Real Estate

                                   BY: /s/ MICHAEL J. LARA
                                      ------------------------------------------
                                      Michael J. Lara
                                      Assistant Director
                                      C.R.E. - Equity
                                      Appraisal Services

WITNESS:                           SEQUOIA SOFTWARE CORPORATION


[SIG]                              BY: /s/ MARC RUBIN
----------------------------          ------------------------------------------
                                      Name: Marc Rubin
                                      Title: Treasurer, Chief Financial Officer


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                                  EXHIBIT A-1


                                   [GRAPHIC]


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                                  EXHIBIT A-2


                                   [GRAPHIC]


Suite 312 -- OVERLOOK CENTER                     Trammell Crow NE, Inc.
1,087 Sq. Ft.                                    Tel: (410) 381-9500
1/16" Scale